Exhibit 32.01

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Central European Media Enterprises Ltd (the "Company") on Form 10-K for the year ended December 31, 2003, as amended by this Form 10-K/A, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael Garin, Chief Executive Officer of the Company, and Wallace Macmillan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Michael Garin	/s/ Wallace Macmillan

Michael Garin	Wallace Macmillan
Chief Executive Officer	Chief Financial Officer

March 12, 2004